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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): February 15, 2001



                                   EXX INC
           (Exact name of registrant as specified in its charter)


            NEVADA                  001-0654               880325271
        (State or other         (Commission File       (I.R.S. Employer
        jurisdiction of              Number)            Identification
         organization)                                      Number)



       1350 EAST FLAMINGO ROAD, SUITE 689
                LAS VEGAS, NEVADA                       89119-5263
    (Address of principal executive offices)            (Zip Code)



     Registrant's telephone number, including area code: (702) 598-3223



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ITEM 5.   OTHER EVENTS.

          See Press Release attached as Exhibit 99.1 regarding the Agreement that has been reached among EXX INC, David A. Segal, Chairman and Chief Executive Officer of EXX INC, and Newcor, Inc. with respect to Mr. Segal and another designee of EXX INC being elected to Newcor, Inc.'s Board of Directors and with respect to EXX INC's and Mr. Segal's stock ownership of common stock of Newcor, Inc. A copy of the complete Agreement is attached hereto as Exhibit 99.2.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)      Financial statements.  Not applicable.
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          (b)      Pro forma financial information.  Not applicable.
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          (c)      Exhibits.  See Exhibit Index.
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 15, 2001


                                  EXX INC



                                By:  /s/ David A. Segal
                                    --------------------------------------------
                                     Name:  David A. Segal
                                     Title: Chairman and Chief Executive Officer






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                                EXHIBIT INDEX

Exhibit No            Description
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99.1                  Press Release, dated February 15, 2001

99.2                  Agreement